Exhibit (23)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statements of Hancock Holding Company on Form
S-8 (No. 2-99863) and on Form S-3 (No. 33-31782) of our report dated January 18, 2000 incorporated by reference in this Annual Report on Form 10-K for the year ended December 31, 1999.

DELOITTE & TOUCHE LLP
New Orleans, Louisiana
March 27, 2000